UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 10, 2005

Anadys Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50632	22-3193172
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3115 Merryfield Row, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 530-3600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On June 10, 2005, Anadys Pharmaceuticals, Inc. ("Anadys") issued a press release announcing that Kleanthis G. Xanthopoulos, President and Chief Executive Officer, has adopted a prearranged stock trading plan pursuant to Rule 10b5-1 of the U.S. Securities Exchange Act of 1934. A copy of this press release is attached hereto as Exhibit 99.1.

Anadys does not undertake to report Rule 10b5-1 plans that may be adopted by any officers or directors of Anadys in the future, or to report any modifications or termination of any publicly announced plan, except to the extent required by law.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release of Anadys Pharmaceuticals, Inc. dated June 10, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anadys Pharmaceuticals, Inc.

June 14, 2005	By:	/s/ Jennifer K. Crittenden

Name: Jennifer K. Crittenden
Title: Vice President Finance

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 10, 2005